UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 10, 2005

CINCINNATI BELL INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 397-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	CINCINNATI BELL INC.

Item 8.01 Other Events.

     On June 10, 2005, Cincinnati Bell Inc. (NYSE:CBB) announced that employees represented by the Communications Workers of America (CWA) ratified the labor agreement announced by the company and union officials on May 10, 2005.

     The negotiated three-year agreement will extend through May 10, 2008 and replaces the current three-year contract. The new contract affects nearly 1,700 members of the CWA Locals 4400 and 4401.

Form 8-K	CINCINNATI BELL INC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

By:	/s/ Christopher J. Wilson

Christopher J. Wilson Vice President and General Counsel

Date: June 13, 2005

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